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                                                                   EXHIBIT 10.18

                                                           [ENGLISH TRANSLATION]

                    BAODING YITONGGUANGFU TECHNICAL CO., LTD.
                             PRODUCT SUPPLY CONTRACT

Party A (Seller): Baoding Yitongguangfu Technical Co., Ltd.
Party B (Buyer): Baoding Tianwei Yingli New Energy Resources Co., Ltd.

                                                            Contract No.: 200601
                                                         Dated: January 12, 2006

Upon friendly consultation, in accordance with the Contract Law of PRC, Party A and Party B enter into this Contract with respect to sale of the following products manufactured by Party A:

I. Name, Trademark, Specification, Quantity, Price and Time of Delivery of the products:

                Specification                                     Unit Price
     Name            (cm)         Unit           Quantity            (RMB)          Total Price
     ----       -------------   --------   --------------------   ----------   --------------------
Welding Strip     0.2 X 2       kilogram   [INFORMATION MISSING    238         [INFORMATION MISSING
                                           IN THE ORIGINAL                     IN THE ORIGINAL
                                           DOCUMENT]                           DOCUMENT]

Welding Strip     0.24 X 2.5    kilogram   [INFORMATION MISSING    233         [INFORMATION MISSING
                                           IN THE ORIGINAL                     IN THE ORIGINAL
                                           DOCUMENT]                           DOCUMENT]

   Bus Bar        0.24 X 3.8    kilogram   [INFORMATION MISSING    218         [INFORMATION MISSING
                                           IN THE ORIGINAL                     IN THE ORIGINAL
                                           DOCUMENT]                           DOCUMENT]

II.  Place and Way of Delivery: warehouse of Party B

III. Transportation and Arrival Station (port) and Bearing of Expenses: Party A shall take responsibility.

IV. Package Standard and Reclamation of wrappers: welding strips shall be packed in paper boxes. Party B shall be responsible for collection and preservation of wrappers while Party A shall be responsible for reclamation of wrappers periodically.

V. Modes of Payment: payment shall be made after the products pass the acceptance examination.

VI. Settlement of Disputes Concerning Acceptance Examination of Products: In case that Party B raises any dispute concerning the quality during acceptance examination or application of technology after receiving products of Party A, after receiving such quality dispute from Party B, Party A shall immediately take relevant measures to settle such dispute promptly.

VII. Breach of Contract: in case that the name, model, specification or quality of the products delivered by Party A is not as provided by this Contract and Party B agrees to use such products, the price shall be determined on the basis of quality. If Party B cannot use such


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     products, Party A shall be responsible for changing or repairing, as the case may be, and bear out-of-pocket expense paid for repairing, changing or returning.

VIII. Settlement of Disputes under this Contract: Disputes arising from this Contract shall be resolved by friendly discussion between the Parties.

IX.  Miscellaneous:

1. Any party shall notify the other party existence of any force majeure event on a timely basis and such event shall be resolved through discussion between the Parties.

2. The weight of the products shall be consistent with weight measuring result inside Party A and detailed label shall be provided. In case that Party B finds any short-weight after receiving the products and such difference is beyond allowed reasonable range of +/-0.2%, the parties shall resolve this through discussion.

     3. This Contract is executed with two originals, each of which shall be held by one party. The Contract shall be effective after the date when both parties sign and stamp on this Contract. The expiry date is ______________, _____ [INFORMATION MISSING IN THE ORIGINAL DOCUMENT].

4. The Contract shall be effective after both parties sign and stamp on this Contract. Within the term of this Contract, unless both parties achieve mutual agreement or there is any other statute reason, any party may not amend or terminate this Contract. Any matter that is not provided in this Contract shall be supplemented upon mutual discussion of both parties. Such supplementary shall be of the same effect as this Contract.

Party A
Name: Baoding Yitongguangfu Technical Co., Ltd.
Address: No. 25 Power Plant Road, High-tech District, Baoding

Legal representative (representative):


/s/ Ke Wang
-------------------------------
(corporate seal)

Tel: 0312-3100590
Fax: 0312-3100590
Bank: Commercial and Industrial Bank of China, Guangji Road Branch
Account: 0409001809249086627

Party B
Name: Baoding Tianwei Yingli New Energy Resources Co., Ltd.
Address: __________________________________________________

Legal representative (representative):


/s/ Qing Chen
-------------------------------
(corporate seal)

Tel: __________________________
Fax: __________________________
Bank: _________________________
Account: ______________________


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